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                                                                    EXHIBIT 10-P

                                   AMENDMENT
                                       to
                           the SEPARATION AGREEMENT,
                            Dated as of June 5, 1998
                             between U S WEST, INC.
              (renamed as of the date hereof MEDIAONE GROUP, INC.)
                                      and
                                  USW-C, INC.
                 (renamed as of the date hereof U S WEST, INC.)

                           Dated as of June 12, 1998

    AMENDMENT, (this "Amendment"), to the SEPARATION AGREEMENT, dated as of June 5, 1998 (the "Separation Agreement"), between U S WEST, Inc. ("U S WEST"), a Delaware corporation renamed as of the date hereof "MEDIAONE GROUP, INC.," and USW-C, Inc., a Delaware corporation and wholly owned subsidiary of U S WEST ("New U S WEST"), renamed as of the date hereof "U S WEST, INC." Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Separation Agreement.

                              W I T N E S S E T H:

    WHEREAS, U S WEST and New U S WEST have entered into the Separation Agreement, pursuant to which, among other things, (a) U S WEST is effecting a restructuring of certain of its assets, liabilities and businesses, as a result of which New U S WEST shall own the Directories Business and the businesses currently attributed to the Communications Group and (b) U S WEST shall distribute all of the outstanding capital stock of New U S WEST to its stockholders, all on the terms and subject to the conditions described herein; and

    WHEREAS, U S WEST and New U S WEST desire to amend certain provisions of the Separation Agreement to provide for the elimination of all intercompany accounts between U S WEST and New U S WEST.

    NOW, THEREFORE, in furtherance of the foregoing and in consideration of the mutual promises and undertakings contained herein and in any other document executed in connection with this Amendment, the parties agree as follows:

    SECTION 1. Section 3.2(d) of the Separation Agreement is hereby deleted in its entirety and in lieu thereof the following is added:

    "U S WEST shall assume from Capital Funding the indebtedness owed by Capital Funding to U S WEST Cellular Investments, Inc., a Mauritius corporation."

    SECTION 2. Section 3.2(i) of the Separation Agreement is hereby deleted in its entirety and in lieu thereof the following is added:

    "FinanceCo shall loan to U S WEST all of the proceeds of the indebtedness incurred by FinanceCo to fund the costs and expenses which are the responsibility of the U S WEST Group in connection with the Refinancing. Capital Funding shall loan to U S WEST an amount equal to the Pre-Separation Adjustment. U S WEST shall contribute, as a capital contribution, to Capital Funding the amount of funds necessary for Capital Funding to fund all of the costs and expenses of the Refinancing payable by Capital Funding and Capital Funding shall use such funds to pay such costs and expenses."

    SECTION 3. Section 3.4(a) of the Separation Agreement is hereby amended by adding immediately after paragraph 3.4(a) (x):
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    "(xi) the indebtedness owed by U S WEST to Capital Funding, incurred pursuant to Section 3.2(i) of the Separation Agreement, as amended by
    Section 3 of this Amendment.

    (xii) the indebtedness owed by U S WEST to Federal Relations."

    SECTION 4. All other terms and conditions of the Agreement shall remain in full force and effect.

    SECTION 5. This Amendment shall be governed by, and construed in accordance with, the laws of Colorado.

    SECTION 6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Amendment.

    IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Separation Agreement to be duly executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                U S WEST, INC.
                                (to be renamed MEDIAONE GROUP, INC.)

                                By:  /s/ STEPHEN E. BRILZ
                                     -----------------------------------------
                                     Name: Stephen E. Brilz
                                     Title: Assistant Secretary

                                USW-C, INC.
                                (to be renamed U S WEST, INC.)

                                By:  /s/ THOMAS O. MCGIMPSEY
                                     -----------------------------------------
                                     Name: Thomas O. McGimpsey
                                     Title: Assistant Secretary